UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to § 240.14a-12

PROFIRE ENERGY, INC.
(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of stockholders of Profire Energy, Inc. (the “Company,” “our” or “we”) will be held on February 6, 2014 at 10:00 am, local time, at the Company’s Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042, for the following purposes:

1.	To elect seven directors to the Company’s board of directors for the ensuing year and until their successors are elected and qualified;

2.	To ratify the selection of Sadler, Gibb & Associates, LLC as our independent registered public accounting firm for our 2014 fiscal year; and

3.	To transact any other business as may properly come before the meeting or at any adjournment thereof.

All of our stockholders are cordially invited to attend the Annual Meeting in person.  Whether or not you expect to attend the Annual Meeting, your proxy vote is important.  To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.  Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted.  You may revoke your proxy at any time prior to the meeting.  If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.

YOUR VOTE IS IMPORTANT.  IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 6, 2014:

The Notice of Annual Meeting, the Proxy Statement, our Annual Report on Form 10-K for the year ended March 31, 2013 and the proxy card are available via the Internet at:
https://materials.proxyvote.com/74316x.

By order of the board of directors,

January 16, 2014	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042
PROXY STATEMENT

ABOUT THE ANNUAL MEETING

This Proxy Statement is being furnished to the stockholders of Profire Energy, Inc., a Nevada corporation (the “Company,” “our” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our annual meeting of stockholders (the “Annual Meeting”) to be held at the Company’s Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042, at 10:00 a.m. local time, on February 6, 2014, or at any adjournment thereof.

The purpose of the Annual Meeting is:

1.	To elect seven directors to the Board;

2.	To ratify the selection of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for our 2014 fiscal year; and

3.	To transact any other business as may properly come before the meeting or at any adjournment thereof.

Our Board has fixed the close of business on December 20, 2013, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.  Only stockholders of record at the close of business on the record date will be entitled to attend and vote at the meeting and any postponements or adjournments thereof.  We commenced mailing of this Notice, the Proxy Statement and the Proxy on or about January 16, 2014.  A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on February 6, 2014:  The Proxy Statement (including the Annual Report on Form 10-K for the year ended March 31, 2013) and proxy card are available via the Internet at https://materials.proxyvote.com/74316x.

The Proxy Statement and the Annual Report on Form 10-K for the year ended March 31, 2013 are also available on the Company's website at www.profireenergy.com.  The Company’s website address provided above is not intended to function as a hyperlink, and the information on the Company’s website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board recommends that you vote FOR all of the proposals presented in this Proxy Statement.

Contents

PROXY INFORMATION	1
PROPOSAL ONE	3
Board Nominees for Election of Directors	4
Family Relationships	6
Involvement in Certain Legal Proceedings	6
Related Party Transactions	7
Section 16(a) Beneficial Ownership Reporting Compliance	7
Director Independence	7
Board Committees	8
Board Leadership Structure and Role in Risk Oversight	9
Report of Messrs. Hatch, Albert and Limpert Regarding 2013 Audited Financial Statements	9
Board Meetings and Attendance at Annual Meetings	10
Communications with Directors	10
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	10
Summary Compensation Table	11
All Other Compensation	11
Say on Pay	12
Employment Agreements	12
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS	14
Securities Authorized for Issuance under Existing Equity Compensation Plans	15
PROPOSAL TWO	16
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING	18
INFORMATION TO BE FURNISHED TO SECURITYHOLDERS	18
HOUSEHOLDING	18
OTHER MATTERS	19
Appendix A Form of Proxy	1

PROXY INFORMATION

Who is soliciting my proxy?

The Board is soliciting your proxy in order to provide you with an opportunity to vote on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting in person.

Who is entitled to vote?

Only stockholders of record at the close of business on December 20, 2013 (the “record date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments.  On the record date, there were issued and outstanding 47,829,276 shares of common stock entitled to vote at the Annual Meeting.  The shares of common stock are the only outstanding voting securities of the Company.

A list of stockholders entitled to vote at the meeting will be available for examination for ten days before the Annual Meeting at our corporate offices in Lindon, Utah.

How do I vote?

There are two ways you can vote:

(1)	Sign and date each proxy card you receive and return it in the prepaid envelope; or

(2)
Vote in person at the Annual Meeting.  If your shares are held of record by a broker, bank or other nominee and you wish to vote your shares at the Annual Meeting, you must contact your broker, bank or other nominee to obtain the proper documentation and bring it with you to the Annual Meeting.

How can I change my vote?

Registered stockholders can revoke their proxy at any time before it is voted at the Annual Meeting by either:

•	Submitting another timely, later-dated proxy;

•	Delivering timely written notice of revocation to the Corporate Secretary, at 321 South 1250 West, Suite 1, Lindon, Utah 84042; or

•	Attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record (that is, your bank, broker or nominee) to be able to change your vote at the Annual Meeting.

What are the quorum requirements for the Annual Meeting?

In order to hold the Annual Meeting and transact business, a majority of the outstanding shares of our common stock entitled to vote must be present in person at the Annual Meeting or represented by proxy.

Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares in street name for customers do not have the authority to vote on certain items when they have not received instructions from the beneficial owner and have authority to vote on other routine items.  If the broker votes a customer’s shares on those matters for which it has discretion to vote but not on those for which it does not, such shares are counted as “broker non-votes” with regard to those matters on which the broker casts no vote.  Abstentions and broker non-votes are counted for purposes of determining a quorum.  Abstentions are counted in the tabulation of votes cast and have the same effect as voting against a proposal.  Broker non-votes will not be considered as having voted for purposes of determining the outcome of a vote on Proposals 1or 2.

Who represents my proxy at the meeting?

If you do not vote in person at the Annual Meeting, but have submitted your proxy by signing and returning your proxy card, you have authorized certain members of the Company’s senior management designated by the Board and named on your proxy card to represent you and to vote your shares as instructed.

How many votes am I entitled to cast?

You are entitled to cast one vote for each share of common stock you own on the record date.

How many votes are required to approve matters to be presented?

The directors presented under Proposal 1 are elected by plurality vote, with the seven directors receiving the greatest number of votes being elected (whether or not such director receives a majority of the votes cast).  Approval of Proposal 2 requires an affirmative vote by a majority of the votes cast at the meeting, in person or by proxy.  All shares represented at the meeting by properly executed proxies will be voted as specified and will be voted FOR Proposals 1 and 2 if no specification is made.

Will my shares be voted if I do not provide instructions to my broker?

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions.  If you do not give instructions to the broker, the broker is only permitted to vote on items that are considered discretionary.

What if I return a proxy card but do not provide specific voting instructions for the proposal?

All shares for which a proxy has been properly submitted and not revoked will be voted at the Annual Meeting in accordance with your instructions.  If you sign your proxy card but do not give voting instructions, the senior executive acting as your proxy will vote the shares represented by that proxy in accordance with the recommendations of the Board.

How will proxies be voted on other items or matters that properly come before the meeting?

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Is the Company aware of any other item of business that will be presented at the meeting?

The Board does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Stockholders.  However, if other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Where do I find the voting results of the meeting?

We intend to report the voting results in a Current Report on Form 8-K within four business days after the Annual Meeting.

Who bears the costs of soliciting these proxies?

We will bear the cost of soliciting proxies.  In addition to the use of the mails, certain directors, officers or employees may solicit proxies by telephone, facsimile, e-mail, and in person, without additional compensation.  Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.  All costs and expenses of any solicitation, including the cost of preparing this Proxy Statement and posting it on the Internet and mailing the proxy materials, will be borne by the Company.

Do I have dissenters’ rights for any matters being presented at the meeting?

No dissenters’ rights are available to any stockholder who dissents from any of the proposals set forth in the Proxy Statement under the Nevada Revised Statutes or under our current Articles of Incorporation or Bylaws.

  PROPOSAL ONE

ELECTION OF DIRECTORS

Our Bylaws provide that the Board will consist of such number of directors to be fixed from time-to-time by resolution of the Board.  Currently, the Board has been set at seven members.  Historically, the Board has consisted of only three members, but during the 2014 fiscal year, the Board expanded the number of directorships to seven.  To fill these four vacancies, the Board appointed Daren J. Shaw, Ronald R. Spoehel, Arlen B. Crouch and Stephen E. Pirnat to serve as directors of the Company, each of whom qualifies as an independent director as described below in the section “Director Independence.”  Mssrs. Shaw and Crouch were originally recommended to serve on our board by members of our management team, and Mssrs. Spoehel and Pirnat were recommended by a financial advisor to the Company.  With these independent directors added to the Board, we have formed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee consisting of independent directors, which is consistent with corporate governance requirements of the listing standards of The Nasdaq Stock Market.

Upon the recommendation of our Nominating and Corporate Governance Committee, the board has identified and nominated seven individuals to serve as directors for a one-year term expiring on the date of our next Annual Meeting, and until their successors are duly elected and qualified.  Brenton W. Hatch, Harold Albert, Andrew W. Limpert, Daren J. Shaw, Ronald R. Spoehel, Arlen B. Crouch and Stephen E. Pirnat have been nominated by the Nominating and Corporate Governance Committee to stand for election as directors.  Messrs. Hatch, Albert, Limpert, Shaw, Spoehel, Crouch and Pirnat currently serve as directors of the Company.

We intend that the proxies solicited by us will be voted for the election of the nominees named above.  Each of the nominees has agreed to serve as a director if elected, and we believe each nominee will be available to serve.  However, the proxy holders have discretionary authority to cast votes for the election of a substitute should any nominee not be available to serve as a director.

Board Nominees for Election of Directors

Name	Age	Positions Held	Director Since	Officer Since

Brenton W. Hatch	63	Chief Executive Officer, President and Director	November 2008	October 2008
Harold Albert	51	Chief Operating Officer and Director	November 2008	October 2008
Andrew W. Limpert	44	Chief Financial Officer, Secretary and Director	November 2007	November 2007
Daren J. Shaw	56	Director	August 2013	N/A
Ronald R. Spoehel	56	Director	October 2013	N/A
Arlen B. Crouch	79	Director	November 2013	N/A
Stephen E. Pirnat	62	Director	January 2014	N/A

With the exception of Messrs. Shaw, Spoehel, Crouch and Pirnat, the other nominees are current directors and also serve as our executive officers.  A brief description the background and business experience of each nominee follows:

Brenton W. Hatch.  Mr. Hatch became the Chief Executive Officer and President of Profire Energy, Inc., in October 2008 and has served as the Chairman of the Board since November 2008.  Mr. Hatch has been responsible for overseeing the day-to-day operations of the Company since October 2008.  Mr. Hatch co-founded the Company’s wholly owned subsidiary, Profire Combustion, Inc. in 2002.  Since that time he has served as the Chief Executive Officer and General Manager of Profire Combustion and has been responsible for the day-to-day operations of Profire Combustion since its inception.  Prior to founding Profire Combustion, between 2001 and 2002 Mr. Hatch was a Management Consultant and General Manager of Titan Technologies, Inc., an oilfield service and distribution company in Edmonton, Alberta, Canada.  In this position, Mr. Hatch performed an in-depth analysis of the operations and management of all divisions of Titan Technologies.  Based on his analysis, Mr. Hatch implemented company-wide operational changes to improve company performance.  From 1989 to 2000 Mr. Hatch served as President and Chief Executive Officer of Keaton International, Inc., an educational services company based in Edmonton, Alberta, Canada.  Mr. Hatch managed all executive functions of the company and particularly focused on the development and management of the company’s educational services.  During his time at Keaton International, Mr. Hatch led corporate networking and marketing campaigns world-wide.  Mr. Hatch earned a Bachelor’s Degree in Education from the University of Alberta in 1974.  Mr. Hatch is not currently, nor has he in the past five years been a nominee or director of any other SEC registrant or registered investment company.  We considered Mr. Hatch’s experience as a founder and as the principal executive officer of Profire Combustion, as well as his previous management and operational oversight experience in concluding that he should serve as a director of the Company.

Harold Albert.  Mr. Albert became the Chief Operating Officer of Profire Energy, Inc. in October 2008 and a director of the Company in November 2008.  Since that time Mr. Albert has been responsible for research and development of new products and services as well as overseeing Company operations in Canada.  Mr. Albert co-founded Profire Combustion, Inc. in 2002.  He has served as the President and Chief Operating Officer of Profire Combustion since that time.  In this capacity Mr. Albert is responsible for research and development of new products and services and overseeing operations.  Prior to founding Profire Combustion, Mr. Albert worked in the oil services industry for Titan Technologies, Inc. from 1996 to 2002.  During that time Mr. Albert served as an Associate Manager overseeing the company’s burner division.  From 1993 to 1996 Mr. Albert was employed with Natco Canada doing start up and commissioning of oil and gas facilities in both Canada and Russia.  Mr. Albert is not, nor has he in the past five years been, a nominee or director of any other SEC registrant or registered investment company.  We considered Mr. Albert’s experience as a founder and principal operating officer, combined with his previous management and operational experience in concluding that he should serve on the Company’s Board.

Andrew W. Limpert.  Mr. Limpert graduated from the University of Utah with a Bachelors of Science degree in Finance in 1994.  He earned a Masters of Business Administration with an emphasis in Finance from Westminster College in 1998.  Mr. Limpert joined the Company in November 2007 and has served as an executive officer and director of the Company since that time.  As Chief Financial Officer, Mr. Limpert is responsible for strategic financial and business planning, business expansion and financial reporting.  From 1998 to 2008, Mr. Limpert was employed with an investment advisory firm strategic and financial advice for several investment banks.  For the past 20 years he has founded, consulted on and funded numerous businesses in the private and public arenas.  In 2007 he became the chairman of the board of directors of Nine Mile Software Inc., a rebalancing and mutual fund trading software developer.  Nine Mile Software became an SEC registrant during 2008.  He resigned as Chairman of Nine Mile in April of 2011.  During the past five years Mr. Limpert has also served as a director and interim Chief Executive Officer of Ohr Pharmaceutical Inc., a New York based biotech incubator.  Ohr Pharmaceutical is also an SEC registrant. Mr. Limpert resigned as an officer and director of Ohr Pharmaceutical in April 2010.  Mr. Limpert also serves on the boards of directors of several non-profit organizations working in the areas of substance abuse recovery and fitness and sports for youth, the Utah County Chamber of Commerce and the Bill and Vieve Gore School of Business at Westminster College.  Mr. Limpert is not, nor has he in the past five years been, a nominee or director of any registered investment company.  We considered Mr. Limpert’s extensive investment experience and his related finance and educational background in concluding that he should serve on the Company’s Board.

Daren J. Shaw.  Mr. Shaw has served for more than 25 years in leadership capacities with several financial services firms.  Mr. Shaw currently serves as a Managing Director of Investment Banking at D.A. Davidson & Co., a middle-market full-service investment banking and brokerage firm.  During his term as Managing Director at D.A. Davidson & Co., Mr. Shaw has served on the Senior Management Committee and board of directors and as the lead investment banker in a wide variety of transactions including public stock offerings, private placements, and mergers and acquisitions.  Mr. Shaw joined D.A. Davidson & Co. in 1997.  Mr. Shaw also served for 12 years with Pacific Crest Securities (formerly known as Gallagher Capital Corp.), in various roles, including Managing Director.  Since 2012, Mr. Shaw has served as a member of the board of directors of The Ensign Group, Inc. (NASDAQ: ENSG), a provider of skilled nursing and rehabilitative care services with more than 100 facilities located in 11 states.  He currently serves as Chairman of The Ensign Group’s audit committee and also serves on The Ensign Group’s nominating and corporate governance and compensation  committees.   Mr. Shaw has also served as a member of the board of directors of ASI Liquidation, Inc., formerly known as Agri-Services, Inc., an agricultural equipment dealer based in Twin Falls, Idaho, since 2010, and as a member of the board of directors of Cadet Manufacturing, a zonal electric heater manufacturer based in Vancouver, Washington, since 2005.   We considered Mr. Shaw's extensive experience and leadership in the financial services industry and on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Ronald R. Spoehel.  Mr. Spoehel is a private investor with over 30 years of board, executive management, and investment banking experience, from Fortune 500 to technology startups.  From 2007 to 2009, he served as the Presidentially-appointed Senate-confirmed Chief Financial Officer of the National Aeronautics and Space Administration (NASA).  Prior to NASA, Mr. Spoehel served as an executive officer in various general management positions and on the Boards of Directors in public and private operating companies.  Among various companies with worldwide operations, he has served as Executive Vice President and Chief Financial Officer and on the boards of directors of ManTech International (NASDAQ:MANT) and ICx Technologies, Inc.; as Vice President of Corporate Development of Harris Corporation (NYSE:HRS); and, as Chief Executive Officer and on the board of directors of Optinel Systems.  Mr. Spoehel began his career as an investment banker for ten years primarily focused on energy and technology sectors.   Mr. Spoehel is an honors graduate of the University of Pennsylvania, where he received his Bachelor of Science degree in economics and MBA from the Wharton School and his Master of Science degree in engineering from the Moore School of Electrical Engineering.  We considered Mr. Spoehel’s extensive experience and leadership in the energy and technology sectors and on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Arlen B. Crouch.  Mr. Crouch served as President and Chief Executive Officer of Franklin Quest Co., now Franklin Covey Co. (NYSE:FC), where he played a key role in the company’s initial public offering and listing on the NYSE.  Prior to his appointment as President and Chief Executive Officer, he served in a variety of senior management roles including Chief Operating Officer and Executive Vice President.  At the time Mr. Crouch stepped down in 1997 to serve a three-year assignment in Washington, D.C. for the Church of Jesus Christ of Latter Day Saints, the company had a market capitalization in excess of $500 million.  Previously he served as a First Vice President and Regional Director of Merrill Lynch & Co., Inc., with responsibilities for retail operations in the Southern California region.  Mr. Crouch has also served as Chair of the Salt Lake Chamber of Commerce.  We considered Mr. Shaw's extensive management experiences as well as his experience and leadership in the financial services industry in determining that he should serve as a director of the Company.

Stephen E. Pirnat.  Mr. Stephen E. Pirnat serves as the Managing Director of Europe, the Middle East and Africa for the Quest Integrity Group of Team Inc. (NYSE:TISI).  Mr.Pirnat previously held the position of President of Quest Integrated Inc., a technology incubator and boutique private equity firm, and is currently President of the newly formed Quest Metrology Group LLC.  From February 2000 to September 2009, Steve served as President and Chief Executive Officer of the John Zink Company LLC, a wholly owned subsidiary of Koch Industries and a worldwide leader in the supply of combustion and air pollution control equipment to the energy industry.  In that former capacity, Mr. Pirnat was a board member of Quest Integrity Group.  Prior to joining John Zink, Mr. Pirnat served as President and Chief Executive Officer of Pangborn Corporation, a leading supplier of surface preparation equipment and associated services to the automotive and aircraft industries.  Mr. Pirnat began his career as an applications engineer with the Pump and Condenser Group of Ingersoll-Rand, where he advanced through a variety of sales, marketing, engineering and operational positions with that company and its successor, Ingersoll-Dresser.  These positions included Vice President of Ingersoll-Rand’s Standard Products Division, Vice President of Marketing for Ingersoll-Dresser Pumps, President of Ingersoll Dresser Canada Ltd. and Vice President and General Manager of Ingersoll-Rand Engineered Equipment Division.  He has been a director of ClearSign Combustion Inc. (NASDAQ:CLIR) since November 2011.  Mr. Pirnat holds a BS in Mechanical engineering from the New Jersey Institute of Technology. We considered Mr. Pirnat’s extensive experience in in the energy and technology sectors and his experience on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Family Relationships

There are no family relations among any of our executive officers, directors or key employees.

Involvement in Certain Legal Proceedings

During 2012, Mr. Limpert entered into a settlement agreement with the Commission in connection with administrative proceedings commenced against him in 2011 for alleged events occurring between 2004 and 2008.  After a comprehensive investigation and full cooperation with the Commission, Mr. Limpert, based on the advice of his private SEC counsel, believed the settlement was in his best interest under the circumstances.  While not admitting to or denying the Commission’s findings, Mr. Limpert consented to disgorgement, penalties and interest for certain fees earned.  The penalties assessed were within the lowest tier statutorily allowed.  Mr. Limpert also agreed not to engage in violations of U.S. securities laws and to be barred from certain specific activities such as association or employment with any broker, dealer, investment adviser, investment company, etc., and from participating in an offering of penny stock as a collateral bar.  The settlement agreement provides that Mr. Limpert may reapply for licensure for any of the above after one calendar year, subject to compliance with the terms and conditions set out in the settlement agreement.  None of the violations alleged against Mr. Limpert related to his involvement with the Company.

The Board believes Mr. Limpert continues to be capable to serve on the Company’s Board and as the Company’s Chief Financial Officer. Mr. Limpert has been an integral part of the Company’s creation of value and is an asset to the Company’s ongoing development. The Board views the aforementioned as an unrelated incident to the Company.

To our knowledge, none of our officers, directors or affiliates or any owner of record of 5% or more of our common stock, or any associate of any of the foregoing, is a party adverse to the Company or any of our subsidiaries or has a material interest adverse to the Company or any of our subsidiaries.

Related Party Transactions

Our Audit Committee Charter requires that the Audit Committee review, approve or oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, and to develop policies and procedures for the Committee's approval of transactions with related persons.  Because we have only recently formed our Audit Committee, it has not yet adopted any specific policies or procedures governing the approval process for such transactions.  Prior to establishing our Audit Committee, our Board monitored and reviewed issues involving potential conflicts of interests and related party transactions in accordance with our written policies and procedures.

Brenton Hatch’s son, Justin Hatch, is employed by the Company, for which he was paid a salary of $118,000, a discretionary performance-based bonus of $3,000 during fiscal year 2013, and other perquisites totaling approximately $10,000 for total compensation of approximately $130,000.  He also was issued an option to purchase 100,000 shares of our Common Stock in April 2013.  It is expected that his compensation will be similar for fiscal year 2014.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and any persons who own more than 10% of the common stock of the Company to file with the Securities and Exchange Commission reports of beneficial ownership and changes in beneficial ownership of common stock.  Officers and directors are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that during the fiscal year ended March 31, 2013 all filing requirements applicable to our officers, directors, greater than 10% stockholders or any other person subject to Section 16 of the Exchange Act were met on a timely basis.

Director Independence

The board has determined that of the current directors or nominees, Messrs. Shaw, Spoehel, Crouch and Pirnat would qualify as independent directors as that term is defined in the listing standards of The Nasdaq Stock Market if we were listed on The Nasdaq Stock Market.  Such independence definition includes a series of objective tests, including that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company.  As Messrs. Hatch, Albert and Limpert are also employed by the Company, the Board has determined that none of them are currently independent.  Although the Company’s common stock is not listed on The Nasdaq Stock Market, the Company has applied The Nasdaq Stock Market independence rules to make its independence determinations.

Board Committees

The OTCBB does not require us to have an audit committee, a compensation committee or a corporate governance and nominating committee, but our Board has determined that at this time it is in the Company’s best interest to maintain such committees.

Audit Committee.  During the second quarter of fiscal year 2014, our Board formed an Audit Committee that is responsible for selection, review and oversight of the Company’s independent registered public accounting firm; approval of all audit, review and attest services provided by the independent registered public accounting firm; the integrity of our reporting practices and the evaluation of our internal controls and accounting procedures.  The Audit Committee is also responsible for the pre-approval of all non-audit services provided by its independent registered public accounting firm.  Non-audit services are only provided by our independent registered public accounting firm to the extent permitted by law.

The Audit Committee is chaired by Daren J. Shaw and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors.  The Board believes that Daren J. Shaw qualifies an as audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K.  The Board has adopted a written charter to govern the activities of the Audit Committee, which is available on our website at www.profireenergy.com.

Nominating and Corporate Governance Committee.  During the second quarter of fiscal year 2014, our Board also formed a Nominating and Corporate Governance Committee (the “Nominating Committee”) that is responsible for identifying and recommending director candidates for nomination by the Board.  The Nominating Committee is chaired by Arlen B. Crouch and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors.  In general, when the Board determines that expansion of the board or replacement of a director is necessary or appropriate, the Nominating Committee will identify candidates through candidate interviews with members of management, consultation with the candidate’s associates and through other means to determine a candidate’s qualifications to serve on our Board.

Each candidate to serve on the Board must possess the highest personal and professional ethics, integrity and values, and be committed to serving the long-term interests of our stockholders.  Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may consider such other factors as it may deem appropriate, which may include, without limitation, professional experience, diversity of backgrounds, skills and experience at policy-making levels in business, government, financial, and in other areas relevant to our global operations, experience and history with our company, and stock ownership.

We do not have a formal policy with regard to the consideration of diversity in identifying Board nominees, but the Nominating Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our business.

The Nominating Committee will consider director candidates recommended by the Company’s stockholders pursuant to the procedures described in this proxy statement or validly made in accordance with applicable laws, rules and regulations and the provisions of our bylaws.  Stockholders wishing to recommend candidates should do so in writing to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, UT  84042.  Please refer to the section below entitled "Director Nominees Recommended by Stockholders" for further information.  The Nominating Committee may also consider candidates proposed by current directors, management, employees and others.  All such candidates who, after evaluation, are then recommended by the Nominating Committee and approved by the Board, will be included in our recommended slate of director nominees in our proxy statement.

To date, we have not paid any fee to any third party to identify or evaluate, or to assist in identifying or evaluating, potential director candidates, but we may consider doing so in the future if the nominating committee determines that engaging a consultant is in the best interests of the Company.  The Board has adopted a written charter to govern the activities of the Nominating Committee, which is available on our website at www.profireenergy.com.

Compensation Committee.  Finally, during the second quarter of fiscal year 2014 our Board formed a Compensation Committee to review and advise upon executive compensation.  The Compensation Committee is chaired by Ronald R. Spoehel and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors.

The Compensation Committee oversees all aspects of our executive compensation program and incentive compensation.  It reviews and advises the Board on the corporate goals and objectives applicable to the compensation of our Chief Executive Officer, recommends to the full Board for approval compensation amounts for the Chief Executive Officer and all other executive officers, reviews and makes recommendations to our Board relating to incentive compensation plans and equity-based plans, and reviews and makes recommendations to the full Board regarding employment agreements and severance agreements or plans for the Chief Executive Officer and other executive officers.

To date, we have not utilized the services of a compensation consultant, but we may do so in the future should the Compensation Committee deem it advisable.  Pursuant to its charter, the Compensation Committee may delegate its authority to a subcommittee or subcommittees.  The Board has adopted a written charter to govern the activities of the Compensation Committee, which is available on our website at www.profireenergy.com.

Board Leadership Structure and Role in Risk Oversight

Currently our Chief Executive Officer also serves as the Chairman of our Board and we do not have an independent lead director.  Given our current size, resources and access to potential qualified director candidates, the Board believes the most effective leadership structure for the Company at this time and with our current Chief Executive Officer is to have a combined Chairman of the Board and Chief Executive Officer.  Our current combined structure promotes unified leadership, a cohesive vision and strategy for the Company and clear and direct communication to the board.

We do not have a policy regarding the separation or combination of the roles of the Chairman and Chief Executive Officer and believe that the separation or combination of these offices is a matter for discussion and determination by the Board.  The Board believes that it should be able to select the Chairman of the Board based on the criteria that the Board deems to be in the best interests of the Company and its stockholders.

Board-level risk oversight is performed by our full Board.  Our risk oversight process includes an ongoing dialogue between management and the Board, intended to identify and analyze risks that the Company faces.  Through these discussions with management and their own business experience and knowledge, our directors are able to identify material risks for which a full analysis and risk mitigation planning are necessary. The Board monitors risk mitigation action plans developed by management in order to ensure such plans are implemented and are effective in reducing the targeted risks.

Report of Messrs. Hatch, Albert and Limpert Regarding 2013 Audited Financial Statements

As discussed above, we established an Audit Committee during the second quarter of fiscal year 2014 comprised of Messrs. Shaw, Spoehel and Crouch, who each joined the Board during fiscal year 2014 following the completion of the audit of our consolidated financial statements for the fiscal year ended March 31, 2013.  As a result, our Audit Committee has not reviewed and discussed our audited consolidated financial statements with management for fiscal year 2013.  However, Messrs. Hatch, Albert and Limpert did serve as directors during fiscal year 2013 and thereafter, and they collectively present the following Report:

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended March 31, 2013.  We have discussed with our independent registered public accounting firm the matters required to be discussed by Statement of Accounting Standards 61, Communication with Audit Committees, as modified or supplemented, by the Auditing Standards Board of the American Institute of Certified Public Accountants and the Public Company Accounting Oversight Board (“PCAOB”).

We have received and reviewed the written disclosures from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and have discussed with our independent registered public accounting firm its independence.

Based on the foregoing review and discussions referred to above, we included the audited consolidated financial statements referred to above in our Annual Report on Form 10-K for the year ended March 31, 2013.

Brenton W. Hatch
Harold Albert
Andrew W. Limpert

Board Meetings and Attendance at Annual Meetings

The Board held one meeting during our fiscal year ended March 31, 2013, which was attended by all members of the Board.

Although it is not mandatory for directors to attend annual meetings, each director is encouraged to attend meetings of stockholders.  The Company held its annual meeting of stockholders for the 2012 fiscal year on January 29, 2013, and all of the directors were in attendance.

Communications with Directors

Stockholders and other parties interested in communicating with the Board may do so by writing to the Chairman of the Board of Directors, Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, Utah 84042.  The Chairman of the Board will review and forward to the appropriate members of the board copies of all such correspondence that, in the opinion of the Chairman, deals with the functions of the board or that he otherwise determines requires their attention.

  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table summarizes the total compensation paid to the person serving as our principal executive officer and our two most highly compensated executive officers other than our principal executive officer.  These individuals are referred to herein as “named executive officers” or “NEOs.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation(1) ($)	Total ($)

Brenton W. Hatch	2013	202,539	149,850	-0-	-0-	25,200	377,589
Chief Executive Officer and Director	2012	208,858	150,000	-0-	-0-	22,800	381,658

Andrew W. Limpert	2013	168,000	40,000	-0-	-0-	16,800	224,800
CFO and Director	2012	168,000	40,000	-0-	-0-	16,800	224,800

Harold Albert	2013	203,795	149,850	-0-	-0-	34,066	387,711
COO and Director	2012	204,000	151,125	-0-	-0-	30,338	385,463

(1)	For a breakdown of the compensation components included in “All Other Compensation” please see the “All Other Compensation” table below.

All Other Compensation

The table below provides additional information regarding all other compensation awarded to the named executive officers as disclosed in the “All Other Compensation” column of the “Summary Compensation Table” above.

Name	Year	Vehicle Allowance, Fuel, Maintenance and Related Costs ($)	Cell Phone Expenses ($)	Medical Insurance Premiums ($)

Brenton W, Hatch	2013	9,600	3,600	12,000
	2012	9,600	3,850	12,000

Andrew W. Limpert	2013	9,600	-0-	7,200
	2012	9,600	-0-	7,200

Harold Albert	2013	20,379	3,669	10,018
	2012	24,853	-0-	5,484

For the fiscal year ended March 31, 2013, we did not have a standing Compensation Committee; rather our Chief Executive Officer evaluated officer and employee compensation issues subject to the approval of our Board.  Our Chief Executive Officer made recommendations to the Board as to employee benefit programs and officer and employee compensation. In the past, our Chief Executive Officer has made recommendations to the Board regarding his own compensation and we had no policy prohibiting the Chief Executive Officer from doing so.  Now, as described above, our Compensation Committee advises the Board on all aspects of our executive compensation program and incentive compensation.

Salary

Salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers.  The salary for each named executive officer is typically set at the time the individual is hired based on the factors discussed in the preceding sentence and the negotiation process between the Company and the named executive officer.  Thereafter, changes to annual salary, if any, are determined based on several factors, including evaluation of performance, anticipated financial performance, economic condition and local market and labor conditions.  During the 2013 fiscal year, the employment agreements of Mr. Hatch, Mr. Albert and Mr. Limpert provided for a full-time monthly salary of $17,000 per month.  During fiscal 2013, Mr. Limpert was not employed by the Company on a full-time basis.  His salary was adjusted to reflect the amount of time dedicated to his employment with the Company.  As discussed in more detail below under the heading “Employment Agreements,” in June 2013 the Company executed new employment agreements with Messrs. Hatch, Albert and. Limpert, retroactive to May 1, 2013.  The new employment agreements provide that Messrs. Hatch and Albert will each receive an annual salary of $270,000 per year and Mr. Limpert will receive an annual salary of $240,000 per year.  These salaries may be adjusted upward by the Company’s Board at their discretion.

Bonuses

We may also make cash awards to our named executive officers and employees that are not part of any pre-established, performance-based criteria.  Awards of this type are completely discretionary and subjectively determined by our Board at the time they are awarded.  In the event this type of cash award is made, it is reflected in the “Summary Compensation Table” under a separate column entitled “Bonus.”  During the 2013 fiscal year, the Board, of its own discretion, awarded bonuses of $149,850 to Mr. Hatch, $149,850 to Mr. Albert and $40,000 to Mr. Limpert.  The bonuses were not awarded pursuant to any pre-established, performance-based criteria set by the Board.  Rather, the bonuses were awarded in recognition of the efforts of the named executive officers to control costs and expenses and improve Company profitability, through revenue expansion, leadership and product innovation.  The Company was under no obligation to award the cash bonuses and is under no obligation to award future cash bonuses.

Employer Benefit Plans

At the current time, we do not provide any retirement, pension, or other benefit plans to our named executive officers; however, the Board may adopt plans as it deems reasonable under the circumstances.

Say on Pay

At our annual stockholder meeting held on January 29, 2013, we solicited an advisory vote of our stockholders to approve the compensation packages proposed to be paid to our named executive officers and to determine how frequently the Company should conduct such advisory votes.  Of the 40,257,159 shares represented at the meeting by valid proxies and ballots, 35,442,908 voted to approve the compensation proposals.  35,424,808 shares voted to conduct advisory votes on executive compensation every two years.  Consistent with the majority of stockholder votes cast, we will conduct our next advisory vote on executive compensation at our next annual stockholder meeting.

Employment Agreements

We entered into employment agreements with Mr. Hatch and Mr. Albert in November 2008, and with Mr. Limpert in January 2009.  The employment agreements provided for an initial employment term of three calendar years from the date of the agreements.  With the expiration of the initial term, the agreements were self-renewing for additional one year periods for up to ten years unless terminated in accordance with the terms of the agreements.

On June 28, 2013, we executed new employment agreements with Messrs. Hatch, Albert and Limpert (the “new employment agreements”), which were retroactively effective to May 1, 2013.  Except as disclosed herein, the terms and conditions of the new employment agreements are not materially different than the employment agreements we previously had in place with Messrs. Hatch, Albert and Limpert (the “old employment agreements”).

As with the old employment agreements, the new employment agreements of Messrs. Hatch and Albert provide that they will devote, on a full-time basis, their best ability and talents to the business of the Company.  The agreements prohibit the individuals from providing consulting services or accepting employment with any other party unless pre-approved by the Company.  Mr. Limpert’s old employment agreement provided that he would initially be employed on a part-time, as needed basis.  The new employment agreement of Mr. Limpert provides for full-time employment under the same terms and obligations and Messrs. Hatch and Albert.

In addition to a monthly salary, the old employment agreements provided for reimbursement of all reasonable and necessary out-of-pocket personal expenses up to $3,000 per month for Messrs. Hatch and Albert and up to $2,000 per month for Mr. Limpert.  Expense items exceeding these limits were required to receive Company approval. The old agreements provided for an $800 per month auto allowance for Messrs. Hatch, Albert and Limpert and that they would each be entitled to equal treatment with other principal officers of the Company with regard to medical and dental plans and benefits, retirement or similar plans, life insurance, sick leave, vacation or disability.  Under the old employment agreements the Company was to provide $1,000 per month for health/dental premiums and $1,000 per month matching retirement benefits when the Company establishes such a plan.

The new employment agreements provide that Messrs. Hatch, Albert and Limpert are entitled to:

•	an automobile allowance of up to $1,200 per month;

•
payment of or reimbursement for certain reasonable and necessary out-of-pocket expenses incurred in the performance of their duties, as detailed in the new employment agreements, subject to presentment of appropriate vouchers or receipts;

•	a $2,000 per month personal allowance

•	payment of the employee’s medical and dental insurance premiums; and

•	four weeks of paid vacation or leave time each year.

The new employment agreements also allow the Board to consider the award of a year-end annual cash bonus based on performance.  No specific performance criteria are set forth in the employment agreements.

As with the old employment agreements, the new employment agreements contain confidentiality, non-disclosure, non-compete, non-solicitation and intellectual property assignment provisions.

Termination and Change in Control

Both the old and new employment agreements of the named executive officers contain provisions for payment in the event of termination of employment.  Under the new employment agreements, Messrs. Hatch, Albert or Limpert are entitled to the following payments in the event of termination of employment:

•
Without cause.  The employee may be terminated without cause by the Company at any time, but with 90 days prior written notice.  If terminated without cause, the Company shall pay the employee, as a severance allowance, his then current monthly base salary, and health and other benefits for the two-week period following the month of termination and including the month in which notice of termination occurs if employed for a continuous period of six months or more.

•
For cause upon prior written notice.  If terminated for cause the individual shall be entitled to receive his then current monthly base salary and any employee rights or compensation which would vest in the month of termination pro-rated through the date of termination but off-set by any amounts which have been appropriated or wrongfully taken by the employee or which arise out of damages to the Company through the errors or omissions of the employee.

•
By resignation.  If the employee resigns, he shall be entitled to receive his current monthly base salary and any other compensation or right which would vest in the month the resignation becomes effective, pro-rated to the date of last service.  In the event of a resignation, employment shall terminate on the earlier of, 30 days following the written submission of resignation or the date the resignation is accepted by the Company.

•
For disability or death.  The Company shall have the option to terminate the employment agreement should the employee no longer be able to perform his essential functions.  In the event of termination for death or disability the employee shall be entitled to the same compensation and benefits as if the agreement had been terminated without cause.

We do not have agreements, plans or arrangements, written or unwritten, with any of our named executive officers that would provide for payments or other benefits to any of our named executive officers in the event of a change in control of the Company or a change in the responsibilities of any named executive officer following a change in control of the Company.

Outstanding Equity Awards at Fiscal Year End

None of our named executive officers held outstanding equity awards at March 31, 2013.

Director Compensation

Three of our current directors, Messrs. Hatch, Albert and Limpert, are also named executive officers and employees of the Company.  All compensation earned by Messrs. Hatch, Albert and Limpert, respectively, was compensation for services rendered in their capacity as employees of the Company.  They received no compensation for serving on our Board during the 2013 or 2012 fiscal years.  For details regarding the compensation received by each of these directors please see the Summary Compensation Table on page 11 of this Proxy Statement.  Our independent directors, Messrs. Shaw, Spoehel, Crouch and Pirnat, received no compensation for the fiscal year 2013 because they were not appointed as directors until fiscal year 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as of December 31, 2013 the name and the number of shares of our common stock, par value of $0.001 per share, held of record or beneficially by each director, officer, nominee or person who held of record, or was known by us to own beneficially, more than 5% of the 47,829,276 issued and outstanding shares of our common stock, and the name and shareholdings of each director and officer and of all directors and officers as group.

Type of Security	Name and Address	Amount & Nature of Beneficial Ownership	% of Class

Common	Brenton W. Hatch(1,2)	15,450,000	32.3%
	321 South 1250 West, Suite 1
	Lindon, Utah 84042

Common	Harold Albert(1,2)	15,325,000	32.0%
	Bay 12, 55 Alberta Ave.
	Spruce Grove, Alberta, Canada T7X 3A6

Common	Andrew W. Limpert(1,2)	3,571,937	7.5%
	321 South 1250 West, Suite 1
	Lindon, Utah 84042

Common	Shelly Nichol & Timothy Paul Nichol	3,009,226	6.3%
	Bay 12, 55 Alberta Ave.
	Spruce Grove, Alberta, Canada T7X 3A6

Common	Daren J. Shaw(2)	50,000	*%
	321 South 1250 West, Suite 1 Lindon, UT 84042

Common	Ronald R. Spoehel(2)	50,000	*%
	321 South 1250 West, Suite 1 Lindon, UT 84042

Common	Arlen B. Crouch(2)	50,000	*%
	321 South 1250 West, Suite 1 Lindon, UT 84042

N/A	Stephen E. Pirnat(3) 321 South 1250 West, Suite 1 Lindon, UT 84042	0	0%

All executive officers and directors as a group (7 persons)		34,496,937	72.1%
	TOTAL	37,506,163	77.7%

(1) Messrs. Hatch, Albert and Limpert are named executive officers and directors of the Company.
(2) Messrs. Shaw, Spoehel and Crouch are directors of the Company. Share number includes 50,000 stock options that are currently exercisable or exercisable within 90 days after December 20, 2013.
(3) Mr. Pirnat is a director of the Company. He does not own any stock or options that are currently exercisable or exercisable within 90 days after December 20, 2013.
* Less than 1%.

Change in Control

To the knowledge of the management, there are no present arrangements or pledges of our securities that may result in a change in control of the Company.

Securities Authorized for Issuance under Existing Equity Compensation Plans

The following table provides information as of December 31, 2013 about our common stock that may be issued upon exercise of options and other rights under all of our existing equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a)) (c)
Equity compensation plans approved by security holders	3,358,000(1)	$1.29	1,142,000(2)
Equity compensation plans not approved by security holders	-0-	n/a	-0-
Total	3,358,000	$1.29	1,142,000

(1)   Consists of 455,000 options outstanding under the 2003 Plan with a weighted average exercise price of $0.40 and 2,903,000 options outstanding under the 2010 plan with a weighted average exercise price of $1.43.
(2)   Consists of 45,000 shares available for future issuance under the 2003 Plan and 1,097,000 shares available for issuance under the 2010 Plan.

The Board recommends a vote “FOR” each of the nominees under Proposal 1.

  PROPOSAL TWO

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Sadler, Gibb & Associates, LLC, Certified Public Accountants (“SGA”) as the Company’s independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2014 and recommends that the stockholders vote to ratify such selection.  In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.  SGA conducted our most recent audit of our financial statements for the fiscal year ended March 31, 2013.

On July 14, 2011, we dismissed Child, Van Wagoner & Bradshaw, PLLC (“CVWB”) as our independent registered public accounting firm.  CVWB audited the Company’s financial statements for the fiscal years ended March 31, 2011 and 2010.  The reports of CVWB for the fiscal years ended March 31, 2011 and 2010 did not contain an adverse opinion, disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Board approved the dismissal of CVWB.  There were no disagreements between the Company and CVWB on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal years ended March 31, 2011 and 2010 or any subsequent interim period preceding the date of dismissal, which disagreements, if not resolved to the satisfaction of CVWB, would have caused CVWB to make reference to the subject matter of the disagreements in connection with its reports.

There were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and CVWB occurring during the fiscal years ended March 31, 2011 and 2010 or any subsequent interim period preceding the date of dismissal.

On July 14, 2011, we engaged SGA, as the Company’s independent registered public accounting firm.  The decision to engage SGA was approved by our Board.  During the fiscal years ended March 31, 2011 and 2010 and during any subsequent interim period preceding the date of engagement, we did not consult with SGA regarding either:

•
the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor was oral advice provided that SGA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

•	any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K.)

We disclosed this change of accountants in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 18, 2011.  We provided a copy of the Current Report on Form 8-K to CVWB prior to its filing and requested that CVWB furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the statements made in the report.  CVWB furnished a letter confirming that it agreed with the statements made in the Current Report on Form 8-K, and we attached a copy of that letter to said Form 8-K as Exhibit 16.1.

During each of our last two fiscal years we were billed the following fees for professional services rendered by SGA:

	Fiscal 2013	Fiscal 2012

Audit	$45,000	$40,000
Audit related	-0-	-0-
Tax	-0-	-0-
All other	-0-	-0-
Total	$45,000	$40,000

Audit Fees.  Audit fees were for professional services rendered in connection with the audit of our annual financial statements included in our annual reports on Form 10-K, review of financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Audit Committee Pre-Approval Policies and Procedures.  Historically, because we have not had a standing audit committee, our Board has considered and pre-approved any audit and non-audit services to be performed by our independent registered public accounting firm at its regularly scheduled and special meetings.  Now that we have established an audit committee, we anticipate that our Audit Committee will consider and pre-approve such audit and non-audit services to be performed by our independent registered public accounting firm.  In our Audit Committee’s charter, the Board has delegated authority for pre-approving audit or permissible non-audit services performed by our independent auditors.

The Audit Committee has determined that the services provided by the Company’s independent registered public accounting firms described above are compatible with maintaining independence as our independent registered public accounting firm.

A representative of SGA will be present at the Annual Meeting.  He or she will be given an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

The Board recommends a vote “FOR” ratification of the selection of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for the fiscal year ending March 31, 2014.

  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholder Proposals

If you wish to include a proposal in the proxy statement for the next annual meeting of stockholders, your written proposal must be received by the Company no later than September 18, 2014.  The proposal should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission, the laws of the State of Nevada and our Bylaws.  Stockholder proposals may be mailed to the Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.  For all other matters, written notice must be received by us no earlier than October 31, 2014 and no later than November 30 2014, and shall contain such information as is required by our Bylaws.

Director Nominees Recommended by Stockholders

Our Bylaws permit stockholders to nominate directors at the annual meeting by providing advance written notice to us. In order to make a director nomination at a stockholder meeting, a stockholder must notify us not fewer than 120 days in advance of the date our proxy statement was first mailed to stockholders in connection with the previous year's annual meeting. Thus, since January 16, 2014 is specified as the date of that this proxy statement is first sent or given to our stockholders, in order for any such nomination notice to be timely for next year's annual meeting, it must be received by us no later than September 18, 2014 (i.e., 120 days prior to January 16, 2014). In addition, all notices must meet all other requirements contained in our Bylaws.

A stockholder may contact our Corporate Secretary at our headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

  INFORMATION TO BE FURNISHED TO SECURITYHOLDERS

Our annual report on Form 10-K for our fiscal year ended March 31, 2013, as well as our other SEC filings, are available without charge.  If you would like to request copies of any documents, requests should be sent in writing to Profire Energy, Inc., ATTN Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

  HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts.  Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our proxy statement and annual report have been sent to your address.

We will promptly deliver separate copies of our proxy statement and annual report at the request of any stockholder who is in a household that participates in the householding of our proxy materials.  You may send your request by mail to: Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, Utah 84042 or by telephone at (801) 796-5127.  If you currently receive multiple copies of our proxy materials and would like to participate in householding, please contact our Corporate Secretary at the address or phone number described above.

  OTHER MATTERS

We know of no other matters that are to be presented for action at the Annual Meeting other than those set forth above.  If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold.  Therefore, you are urged to execute and return the accompanying proxy in the enclosed envelope at your earliest convenience.

By order of the board of directors,

January 16, 2014	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

STOCKHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.   NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

Appendix A
Form of Proxy

Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders –  February 6, 2014

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY
MATERIALS FOR PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 6, 2014:

The Notice of Annual Meeting, the Proxy Statement, our Annual Report on Form 10-K for the year ended March 31, 2013 and the proxy card are available via the Internet at:
https://materials.proxyvote.com/74316x.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brenton W. Hatch and Andrew W. Limpert, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of PROFIRE ENERGY, INC., of record in the name of the undersigned at the close of business on December 21, 2012, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated December 21, 2012, receipt of which is acknowledged.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2, and grants discretionary authority as to any and all other matters that may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

(Please See Reverse Side)

Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders – February 6, 2014

[Name and address of stockholder]
	☐	Mark this box with an X if you have made changes to your name or address details above.

The Board of Directors recommends a vote FOR items 1 and 2 .

1.	Election of Directors
	For	Withhold		For	Withhold

Brenton W. Hatch	☐	☐	Andrew W. Limpert	☐	☐
Harold Albert	☐	☐	Daren J. Shaw	☐	☐
Ronald R. Spoehel	☐	☐	Arlen B. Crouch	☐	☐
Stephen E. Pirnat	☐	☐

(Write in name of other nominee)
	☐	☐		☐	☐

2.	Ratify the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2014.	☐	For	☐	Against	☐	Abstain
3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.	☐	Yes	☐	No

Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box	.	Date (mm/dd/yyyy)
[ ]	[ ]		[ / / ]

Appendix A - page 2